UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period:	January 1, 2013 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|13

Semiannual report

Putnam VT High Yield Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe that, when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Performance summary (as of 6/30/13)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value June 30, 2013

Class IA: $6.71	Class IB: $6.66

Total return at net asset value

			JPMorgan Developed
(as of 6/30/13)	Class IA shares*	Class IB shares†	High Yield Index‡

6 months	1.73%	1.60%	1.83%

1 year	10.12	9.72	9.74

5 years	54.12	52.45	69.56
Annualized	9.04	8.80	11.14

10 years	120.59	115.34	139.41
Annualized	8.23	7.97	9.12

Life	608.18	574.92	—
Annualized	8.01	7.80	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Credit quality

Baa	3.8%

Ba	23.8%

B	43.9%

Caa or below	22.8%

Not rated	2.7%

Cash and net other assets	3.0%

Allocations are represented as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forward contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the cash and net other assets category. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund 1

Report from your fund’s manager

What was the environment like for high-yield bonds during the six months ended June 30, 2013?

High-yield bonds generally performed well during the first four months of the period, benefiting from the tailwind of increased global liquidity resulting from accommodative monetary policy in the United States and around the world. In May, however, the market environment shifted, as investors began to debate the U.S. Federal Reserve’s timetable for tapering its massive bond-buying program. Volatility increased from May into June, fueled by Fed Chairman Ben Bernanke’s announcement that the central bank could begin pulling back on its stimulus program later in 2013, and end it by mid 2014, sooner than investors expected.

Against this backdrop, high-yield bond performance was hampered more by capital flows and market “technicals” — supply and demand dynamics — than by any breakdown in fundamental support. In fact, the fundamental backdrop for high-yield bonds remained solid; issuers were in reasonably good financial shape and the default rate was still near the historic low at period-end. Moreover, high-yield bonds have historically tended to do well during periods of moderate economic growth.

For the period as a whole, high-yield bonds posted positive returns and outpaced investment-grade corporate bonds, U.S. Treasuries, and other more interest-rate-sensitive fixed-income categories.

How did floating-rate bank-loan securities perform?

Bank-loan securities outperformed high-yield bonds, thanks to a combination of attractive yield spreads and coupons that reset higher as short-term interest rates rise. In addition, investors generally view bank-loan securities as a less volatile substitute for high-yield debt when the high-yield sector is struggling.

Let’s talk about your portfolio positioning. Which strategies had the biggest influence on the fund’s relative performance during the period?

In general, the portfolio was underweight in higher-quality high-yield bonds — those rated BB or Ba — with more emphasis on the middle- and lower-quality credit tiers as compared with the benchmark. We offset this positioning with a stake in bank-loan securities, and we also held a cash buffer to help bring portfolio risk to near neutral versus the benchmark.

At the sector/industry level, overweighting chemicals, along with favorable security selection in the automotive and energy groups, provided the biggest boost to the fund’s results versus the benchmark. Conversely, security selection in industrials and metals/mining, combined with holding a lighter-than-benchmark stake in transportation, detracted from relative performance.

In terms of individual holdings, top contributors included Travelport, a provider of computerized registration systems to the travel industry; Rite Aid, one of the country’s largest drugstore chains; Tribune Company, a regional multimedia company with businesses in broadcasting and publishing; and automaker General Motors. On the downside, some of the more notable detractors were Exide Technologies, which makes lead-acid batteries for cars and other machines; and an underweight in multinational steelmaker ArcelorMittal.

What is your outlook for the high-yield market in the coming months?

From a valuation standpoint, high-yield bond spreads — the yield advantage they offer over Treasuries — have widened and are attractive relative to the historical average. At current levels, we believe spreads provide fair compensation for investing in a group of companies that, in our view, are fundamentally solid, against the backdrop of a low default rate.

When interest rates were lower and credit spreads were tighter, a significant proportion of high-yield bonds were trading at premium prices, meaning above their par value. Because high-yield bonds can generally be called away by the issuer prior to their maturity dates, the market was effectively stuck at higher prices without providing much call protection. Now, with rates at higher levels and bond prices lower, the market is offering better opportunities for capital appreciation plus higher yields.

When capital market conditions are favorable, and there has been a long period of cost-cutting and productivity enhancements by larger U.S. companies, historically that has been a time when these companies look to add product lines, markets, and/or scale. Frequently, they will acquire smaller companies to accomplish those goals. So, it’s possible that some of the high-yield issuers we hold could be merger or acquisition targets in the months ahead, which could potentially generate incremental returns for the fund.

Where are you finding the most attractive investment opportunities?

We believe there are still compelling opportunities in the middle- and lower-quality tiers of the market. We also continue to like bank loans because many of the companies issuing these securities have refinanced the obligations that they accumulated during 2007–2009, and now appear to sport much stronger credit profiles. Additionally, bank-loan securities, as well as middle- and lower-quality high-yield bonds, tend to be less sensitive to interest-rate movements, which could provide the fund with some degree of insulation during periods when rates spike higher.

On an industry group basis, we remain skeptical of some of the more cyclical categories, such as metals/mining, but have a positive outlook for retailers and cable/wireless.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling

2 Putnam VT High Yield Fund

if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2013, to June 30, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/13		for the 6 months ended 6/30/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.70	$4.95	$3.71	$4.96

Ending value
(after expenses)	$1,017.30	$1,016.00	$1,021.12	$1,019.89

Annualized
expense ratio	0.74%	0.99%	0.74%	0.99%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

4 Putnam VT High Yield Fund

The fund’s portfolio 6/30/13 (Unaudited)

CORPORATE BONDS AND NOTES (86.2%)*		Principal amount	Value

Advertising and marketing services (0.4%)
Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		$760,000	$573,799

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015		375,000	288,750

Griffey Intermediate, Inc./Griffey Finance
Sub LLC 144A sr. notes 7s, 2020		255,000	246,075

Lamar Media Corp. company
guaranty sr. sub. notes 5 7/8s, 2022		390,000	400,725

			1,509,349
Automotive (1.2%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021		700,000	772,625

Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 5 3/4s, 2021		230,000	249,073

General Motors Escrow escrow notes 8 1/4s, 2023		820,000	12,300

General Motors Financial Co., Inc. 144A
sr. unsec. notes 4 1/4s, 2023		250,000	232,813

Motors Liquidation Co. Escrow escrow
notes 8 3/8s, 2033		765,000	11,475

Navistar International Corp. sr. notes 8 1/4s, 2021		1,031,000	1,012,957

Schaeffler Finance BV sr. notes Ser. REGS,
8 3/4s, 2019 (Netherlands)	EUR	130,000	187,828

Schaeffler Finance BV 144A company
guaranty sr. notes 8 1/2s, 2019 (Netherlands)		$723,000	811,568

Schaeffler Finance BV 144A company
guaranty sr. notes 7 3/4s, 2017 (Netherlands)		260,000	289,250

Schaeffler Finance BV 144A sr. notes 4 3/4s,
2021 (Netherlands)		400,000	380,000

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		70,000	79,275

TRW Automotive, Inc. 144A company
guaranty sr. unsec. notes 4 1/2s, 2021		180,000	179,550

			4,218,714
Basic materials (7.7%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)		250,000	265,075

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)		230,000	272,921

ArcelorMittal sr. unsec. unsub. notes 7 1/2s,
2039 (France)		270,000	256,500

Ashland, Inc. 144A company guaranty sr. unsec.
unsub. notes 4 3/4s, 2022		400,000	396,000

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022		445,000	440,550

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		1,165,000	1,234,899

Axiall Corp. 144A company guaranty sr. unsec.
notes 4 7/8s, 2023		60,000	57,000

Boise Cascade Co. company guaranty sr. unsec.
notes 6 3/8s, 2020		370,000	373,700

Celanese US Holdings, LLC company
guaranty sr. unsec. unsub. notes 4 5/8s,
2022 (Germany)		395,000	386,113

Celanese US Holdings, LLC sr. notes 5 7/8s,
2021 (Germany)		1,145,000	1,213,699

Cemex Finance, LLC 144A company
guaranty sr. bonds 9 1/2s, 2016 (Mexico)		485,000	512,888

Cemex Finance, LLC 144A company
guaranty sr. notes 9 3/8s, 2022 (Mexico)		425,000	463,250

Cemex SAB de CV 144A company
guaranty sr. notes 5 7/8s, 2019 (Mexico)		225,000	218,250

CORPORATE BONDS AND NOTES (86.2%)* cont.		Principal amount	Value

Basic materials cont.
Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		$845,000	$899,925

Eagle Spinco, Inc. 144A company
guaranty sr. unsec. notes 4 5/8s, 2021		75,000	72,000

Edgen Murray Corp. 144A company
guaranty sr. notes 8 3/4s, 2020		375,000	373,125

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)		220,000	213,400

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		295,000	305,325

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 8 1/4s, 2019 (Australia)		370,000	381,100

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 6 7/8s, 2018 (Australia)		830,000	817,550

FMG Resources August 2006 Pty, Ltd. 144A
sr. unsec. notes 6 7/8s, 2022 (Australia)		345,000	335,513

HD Supply, Inc. company guaranty sr. unsec.
sub. notes 10 1/2s, 2021		345,000	356,213

HD Supply, Inc. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2020		765,000	887,400

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020		555,000	561,938

Hexion U.S. Finance Corp. company
guaranty sr. notes 6 5/8s, 2020		35,000	34,913

Hexion U.S. Finance Corp. 144A sr. notes 6 5/8s, 2020		180,000	179,550

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty notes 9s, 2020		255,000	243,525

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty sr. notes 8 7/8s, 2018		575,000	586,500

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2021		645,000	707,888

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2020		510,000	554,625

Huntsman International, LLC company
guaranty sr. unsec. unsub. notes 4 7/8s, 2020		655,000	646,813

IAMGOLD Corp. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)		750,000	633,750

Ineos Finance PLC 144A company
guaranty sr. notes 8 3/8s, 2019 (United Kingdom)		255,000	278,588

Ineos Finance PLC 144A company
guaranty sr. notes 7 1/2s, 2020 (United Kingdom)		165,000	174,488

INEOS Group Holdings SA 144A company
guaranty sr. unsec. notes 6 1/8s, 2018
(Luxembourg)		220,000	207,900

INEOS Group Holdings, Ltd. company
guaranty sr. unsec. notes Ser. REGS, 7 7/8s,
2016 (Luxembourg)	EUR	441,245	581,543

Inmet Mining Corp. 144A company
guaranty sr. unsec. notes 7 1/2s, 2021 (Canada)		$155,000	149,188

JM Huber Corp. 144A sr. unsec. notes
9 7/8s, 2019		960,000	1,077,599

Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2020		360,000	392,400

LyondellBasell Industries NV sr. unsec.
notes 6s, 2021		445,000	500,049

Momentive Performance Materials, Inc.
company guaranty notes 9 1/2s, 2021	EUR	220,000	229,090

Momentive Performance Materials, Inc.
company guaranty sr. notes 10s, 2020		$260,000	270,400

Momentive Performance Materials, Inc.
company guaranty sr. notes 8 7/8s, 2020		30,000	31,275

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)		420,000	424,200

Putnam VT High Yield Fund 5

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount		Value

Basic materials cont.
New Gold, Inc. 144A sr. unsec. notes 6 1/4s,
2022 (Canada)		$200,000	$191,500

Novelis, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2020		425,000	455,813

Nufarm Australia Ltd. 144A company
guaranty sr. notes 6 3/8s, 2019 (Australia)		220,000	224,950

Perstorp Holding AB 144A company
guaranty sr. notes 8 3/4s, 2017 (Sweden)		630,000	630,000

PQ Corp. 144A sr. notes 8 3/4s, 2018		505,000	516,363

Roofing Supply Group, LLC/Roofing Supply
Finance, Inc. 144A company guaranty sr. unsec.
notes 10s, 2020		480,000	519,600

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A
company guaranty sr. notes 9s, 2017		525,000	532,875

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		455,000	480,594

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		405,000	392,850

Smurfit Kappa Acquisition company
guaranty sr. bonds 7 1/4s, 2017 (Ireland)	EUR	50,000	67,958

Smurfit Kappa Acquisitions 144A company
guaranty sr. notes 4 7/8s, 2018 (Ireland)		$265,000	267,155

Smurfit Kappa Treasury company guaranty
sr. unsec. unsub. debs 7 1/2s, 2025 (Ireland)		345,000	376,050

Steel Dynamics, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2020		185,000	197,025

Steel Dynamics, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2022		115,000	121,325

Steel Dynamics, Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2019		155,000	163,913

Steel Dynamics, Inc. 144A company
guaranty sr. unsec. notes 5 1/4s, 2023		75,000	73,875

Taminco Global Chemical Corp. 144A
sr. notes 9 3/4s, 2020 (Belgium)		865,000	963,394

Tronox Finance, LLC 144A company
guaranty sr. unsec. notes 6 3/8s, 2020		780,000	735,150

USG Corp. sr. unsec. notes 9 3/4s, 2018		530,000	601,550

Weekley Homes, LLC/Weekley Finance Corp. 144A
sr. unsec. notes 6s, 2023		870,000	854,775

Weyerhaeuser Co. sr. unsec. unsub. debs.
7 1/8s, 2023 R		405,000	481,475

			28,046,808
Broadcasting (2.1%)
Clear Channel Communications, Inc. 144A company
guaranty sr. notes 9s, 2019		735,000	712,950

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2020		985,000	1,019,474

Clear Channel Worldwide Holdings, Inc. 144A
company guaranty sr. unsec. unsub. notes 6 1/2s, 2022		640,000	659,200

Cumulus Media Holdings, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019		570,000	557,175

Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019		585,000	656,663

Gray Television, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2020		480,000	489,600

LIN Television Corp. company guaranty sr. unsec.
notes 6 3/8s, 2021		255,000	257,869

Nexstar Broadcasting, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 7/8s, 2020		615,000	633,450

Nexstar Broadcasting, Inc./Mission
Broadcasting, Inc. company
guaranty sr. notes 8 7/8s, 2017		585,000	625,950

Sinclair Television Group, Inc. company
guaranty sr. unsec. notes 5 3/8s, 2021		255,000	244,800

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Broadcasting cont.
Sinclair Television Group, Inc. sr. unsec.
notes 6 1/8s, 2022	$270,000	$270,000

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021	535,000	568,438

Univision Communications, Inc. 144A
sr. notes 7 7/8s, 2020	440,000	476,300

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 7 5/8s, 2018	360,000	392,400

		7,564,269
Building materials (1.0%)
Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	150,000	160,125

Building Materials Corp. 144A sr. notes 7s, 2020	700,000	745,500

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017	525,000	598,500

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	825,000	888,938

Nortek, Inc. company guaranty sr. unsec.
notes 10s, 2018	930,000	1,009,049

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	181,000	222,630

		3,624,742
Cable television (2.6%)
Adelphia Communications Corp. escrow
bonds zero %, 2014	755,000	5,663

Adelphia Communications Corp. escrow
bonds zero %, 2013	80,000	600

Adelphia Communications Corp. escrow
bonds zero %, 2013	130,000	975

Adelphia Communications Corp. escrow
bonds zero %, 2013	290,000	2,175

Cablevision Systems Corp. sr. unsec.
unsub. notes 8 5/8s, 2017	825,000	936,375

Cablevision Systems Corp. sr. unsec.
unsub. notes 8s, 2020	75,000	81,750

Cablevision Systems Corp. sr. unsec.
unsub. notes 7 3/4s, 2018	235,000	252,625

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 6 1/2s, 2021	935,000	977,075

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 5 1/4s, 2022	280,000	266,000

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	430,000	468,700

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	235,000	244,988

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes 5 1/8s, 2023	255,000	239,063

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsub. notes 7s, 2019	450,000	477,000

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	350,000	377,125

DISH DBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019	550,000	616,000

DISH DBS Corp. company guaranty sr. unsec.
notes 6 3/4s, 2021	360,000	382,500

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019	205,000	220,375

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
unsub. notes 7 1/4s, 2022	620,000	652,550

Quebecor Media, Inc. sr. unsec.
unsub. notes 5 3/4s, 2023 (Canada)	480,000	468,000

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW
GmbH 144A company guaranty sr. notes 7 1/2s,
2019 (Germany)	395,000	416,475

6 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.2%)* cont.		Principal amount	Value

Cable television cont.
Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5s, 2022 (Canada)		$1,160,000	$1,131,000

WideOpenWest Finance, LLC/WideOpenWest
Capital Corp. company guaranty sr. unsec.
notes 10 1/4s, 2019		1,260,000	1,338,749

			9,555,763
Capital goods (6.7%)
ADS Waste Holdings, Inc. 144A sr. notes
8 1/4s, 2020		1,045,000	1,065,900

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		1,545,000	1,722,675

ARD Finance SA sr. notes Ser. REGS, 11 1/8s,
2018 (Luxembourg) ‡‡	EUR	117,631	162,052

ARD Finance SA 144A sr. notes 11 1/8s,
2018 (Luxembourg) ‡‡		$286,689	303,890

Ardagh Packaging Finance PLC sr. notes Ser.
REGS, 7 3/8s, 2017 (Ireland)	EUR	585,000	795,944

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	250,000	340,147

Ardagh Packaging Finance PLC/Ardagh
MP Holdings USA, Inc. 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)		$200,000	212,500

Ardagh Packaging Finance PLC/Ardagh MP
Holdings USA, Inc. 144A sr. unsec. notes 7s,
2020 (Ireland)		585,000	561,600

B/E Aerospace, Inc. sr. unsec.
unsub. notes 5 1/4s, 2022		235,000	235,000

Ball Corp. company guaranty sr. unsec. notes 4s, 2023		130,000	119,925

Berry Plastics Corp. company
guaranty notes 9 1/2s, 2018		575,000	625,313

Berry Plastics Corp. company
guaranty unsub. notes 9 3/4s, 2021		300,000	339,000

BOE Merger Corp. 144A sr. unsec. notes
9 1/2s, 2017 ‡‡		735,000	742,350

Bombardier, Inc. 144A sr. notes 6 1/8s,
2023 (Canada)		180,000	178,650

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s,
2020 (Canada)		360,000	403,200

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6 7/8s, 2020		1,030,000	1,132,999

Consolidated Container Co. LLC/Consolidated
Container Capital, Inc. 144A company
guaranty sr. unsec. notes 10 1/8s, 2020		100,000	105,000

Crown Americas LLC/Crown Americas Capital
Corp. IV 144A company guaranty sr. unsec.
notes 4 1/2s, 2023		280,000	263,900

Crown Euro Holdings SA 144A sr. notes
7 1/8s, 2018 (France)	EUR	200,000	275,645

Delphi Corp. company guaranty sr. unsec.
unsub. notes 5s, 2023		$540,000	553,500

DH Services Luxembourg Sarl 144A
company guaranty sr. unsec. notes 7 3/4s,
2020 (Luxembourg)		540,000	564,300

Exide Technologies sr. notes 8 5/8s,
2018 (In default) †		665,000	405,650

Gestamp Funding Luxemburg SA 144A
sr. notes 5 5/8s, 2020 (Luxembourg)		405,000	383,131

GrafTech International, Ltd. 144A company
guaranty sr. unsec. notes 6 3/8s, 2020		635,000	639,763

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		515,000	551,050

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Capital goods cont.
Legrand France SA sr. unsec. unsub. debs 8 1/2s,
2025 (France)	$1,605,000	$2,041,277

Manitowoc Co., Inc. (The) company
guaranty sr. unsec. notes 5 7/8s, 2022	235,000	235,000

MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4 7/8s, 2023	410,000	383,350

Mueller Water Products, Inc. company
guaranty sr. unsec. unsub. notes 8 3/4s, 2020	84,000	91,560

Pittsburgh Glass Works, LLC 144A
sr. notes 8 1/2s, 2016	1,180,000	1,168,200

Polypore International, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2017	705,000	734,963

Rexel SA 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019 (France)	845,000	880,913

Reynolds Group Issuer, Inc. Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. notes 7 7/8s, 2019	250,000	272,500

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. notes 5 3/4s, 2020	385,000	387,888

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 9 7/8s, 2019	845,000	906,263

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 8 1/4s, 2021
(New Zealand)	240,000	237,600

Silver II Borrower/Silver II US Holdings, LLC
144A company guaranty sr. unsec.
unsub. notes 7 3/4s, 2020 (Luxembourg)	215,000	216,075

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018	330,000	353,100

Tenneco, Inc. company
guaranty sr. unsub. notes 6 7/8s, 2020	365,000	390,550

Terex Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	160,000	163,200

Terex Corp. company guaranty sr. unsec.
unsub. notes 6s, 2021	960,000	974,400

Thermadyne Holdings Corp. company
guaranty sr. notes 9s, 2017	645,000	694,988

TransDigm, Inc. company guaranty unsec.
sub. notes 7 3/4s, 2018	840,000	884,100

TransDigm, Inc. 144A sr. unsec.
sub. notes 7 1/2s, 2021	150,000	153,375

Triumph Group, Inc. 144A sr. unsec. notes 4 7/8s, 2021	540,000	537,300

		24,389,686
Coal (1.0%)
Alpha Natural Resources, Inc. company
guaranty sr. unsec. notes 6 1/4s, 2021	230,000	183,425

Alpha Natural Resources, Inc. company
guaranty sr. unsec. notes 6s, 2019	525,000	421,313

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	1,560,000	1,634,099

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	920,000	968,300

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016	95,000	105,450

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	80,000	80,200

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6s, 2018	380,000	380,950

		3,773,737

Putnam VT High Yield Fund 7

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Commercial and consumer services (1.3%)
Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022	$200,000	$208,500

Igloo Holdings Corp. 144A sr. unsec.
unsub. notes 8 1/4s, 2017 ‡‡	885,000	902,700

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023	755,000	802,188

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	355,000	301,750

Sabre Holdings Corp. sr. unsec.
unsub. notes 8.35s, 2016	1,045,000	1,118,149

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	500,000	532,500

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016	495,000	460,350

Travelport, LLC/Travelport Holdings, Inc. 144A
company guaranty sr. unsec.
unsub. notes 13 7/8s, 2016 ‡‡	396,825	405,754

		4,731,891
Consumer (0.2%)
Spectrum Brands Escrow Corp. 144A sr. unsec.
notes 6 5/8s, 2022	35,000	37,100

Spectrum Brands Escrow Corp. 144A sr. unsec.
notes 6 3/8s, 2020	45,000	47,363

Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2020	615,000	648,055

		732,518
Consumer staples (6.1%)
Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 9 3/4s, 2020	225,000	255,656

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. 144A sr. unsec. notes 5 1/2s, 2023	270,000	260,550

B&G Foods, Inc. company guaranty sr. unsec.
notes 4 5/8s, 2021	365,000	348,575

Barry Callebaut Services NV 144A company
guaranty sr. unsec. notes 5 1/2s, 2023 (Belgium)	220,000	218,500

Burger King Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018	545,000	607,675

Carrols Restaurant Group, Inc. company
guaranty sr. notes 11 1/4s, 2018	200,000	225,000

Claire’s Stores, Inc. company
guaranty sr. notes 8 7/8s, 2019	720,000	756,000

Claire’s Stores, Inc. 144A company
guaranty sr. notes 6 1/8s, 2020	180,000	175,950

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	825,000	907,500

Constellation Brands, Inc. company
guaranty sr. unsec. notes 4 1/4s, 2023	180,000	168,750

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016	665,000	755,606

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 6s, 2022	335,000	359,288

Corrections Corp. of America 144A sr. unsec.
notes 4 5/8s, 2023 R	180,000	176,400

Corrections Corp. of America 144A sr. unsec.
notes 4 1/8s, 2020 R	145,000	141,738

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018	900,000	996,750

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 7s, 2016	660,000	717,750

DineEquity, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	1,295,000	1,437,449

Elizabeth Arden, Inc. sr. unsec.
unsub. notes 7 3/8s, 2021	760,000	813,200

ESAL GmbH 144A company guaranty sr. unsec.
notes 6 1/4s, 2023 (Brazil)	490,000	446,140

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount		Value

Consumer staples cont.
Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020		$820,000	$784,125

Hertz Corp. (The) company guaranty sr. unsec.
notes 7 1/2s, 2018		295,000	316,388

Hertz Corp. (The) company guaranty sr. unsec.
notes 6 1/4s, 2022		360,000	375,750

Hertz Corp. (The) company guaranty sr. unsec.
notes 5 7/8s, 2020		310,000	319,300

Hertz Holdings Netherlands BV 144A
sr. bonds 8 1/2s, 2015 (Netherlands)	EUR	760,000	1,032,167

JBS USA, LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014 (Brazil)		$340,000	358,700

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 7 1/4s, 2021 (Brazil)		890,000	896,675

Landry’s Holdings II, Inc. 144A sr. unsec.
notes 10 1/4s, 2018		390,000	403,650

Landry’s Inc. 144A sr. unsec. notes 9 3/8s, 2020		610,000	638,975

Libbey Glass, Inc. company
guaranty sr. notes 6 7/8s, 2020		383,000	401,193

Michael Foods, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2018		375,000	410,625

Post Holdings, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2022		345,000	369,150

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		985,000	1,049,024

Revlon Consumer Products Corp. 144A company
guaranty sr. unsec. notes 5 3/4s, 2021		720,000	702,000

Rite Aid Corp. company
guaranty sr. notes 10 1/4s, 2019		295,000	331,875

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2020		835,000	921,631

Rite Aid Corp. company
guaranty sr. unsub. notes 8s, 2020		235,000	260,263

Smithfield Foods, Inc. sr. unsec.
unsub. notes 6 5/8s, 2022		540,000	577,800

Spectrum Brands Holdings, Inc. company
guaranty sr. notes 9 1/2s, 2018		810,000	886,950

United Rentals North America, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2022		630,000	681,975

United Rentals North America, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2019		695,000	766,238

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020		200,000	209,500

			22,462,431
Energy (oil field) (0.9%)
FTS International Services, LLC/FTS International
Bonds, Inc. 144A company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		588,000	610,050

Hiland Partners LP/Hiland Partners Finance Corp.
144A company guaranty sr. notes 7 1/4s, 2020		380,000	391,400

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021		820,000	787,200

Offshore Group Investment, Ltd. company
guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)		740,000	770,304

Offshore Group Investment, Ltd. 144A company
guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)		540,000	530,550

Trinidad Drilling, Ltd. 144A sr. unsec.
notes 7 7/8s, 2019 (Canada)		155,000	162,750

			3,252,254
Entertainment (1.0%)
AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020		765,000	866,363

Carmike Cinemas, Inc. company
guaranty notes 7 3/8s, 2019		215,000	231,125

8 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.2%)* cont.		Principal amount	Value

Entertainment cont.
Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 9 1/8s, 2018		$135,000	$147,150

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021		365,000	350,400

Cinemark USA, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2022		200,000	193,000

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021		395,000	428,574

Cinemark USA, Inc. 144A company
guaranty sr. unsec. notes 4 7/8s, 2023		90,000	86,400

Regal Entertainment Group company
guaranty sr. unsec. notes 9 1/8s, 2018		419,000	460,900

Regal Entertainment Group sr. unsec.
notes 5 3/4s, 2025		280,000	265,300

Regal Entertainment Group sr. unsec.
notes 5 3/4s, 2023		270,000	259,200

Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 5 1/4s, 2021		485,000	468,025

			3,756,437
Financials (8.1%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger
Sub., LLC 144A sr. unsec. notes 7 7/8s, 2020		700,000	701,750

ACE Cash Express, Inc. 144A sr. notes 11s, 2019		330,000	316,800

Air Lease Corp. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2020		330,000	319,275

Air Lease Corp. sr. unsec. notes 6 1/8s, 2017		370,000	382,950

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020		425,000	493,531

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		430,000	495,575

Ally Financial, Inc. unsec. sub. notes 8s, 2018		475,000	537,938

American International Group, Inc. jr. sub. FRB
bonds 8.175s, 2068		195,000	237,900

BBVA International Preferred SAU bank
guaranty jr. unsec. sub. FRN notes 5.919s,
perpetual maturity (Spain)		300,000	268,500

CB Richard Ellis Services, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2020		410,000	432,550

CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 5s, 2023		110,000	104,225

CIT Group, Inc. sr. unsec. notes 5s, 2022		230,000	228,275

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		515,000	527,231

CIT Group, Inc. 144A company
guaranty notes 6 5/8s, 2018		270,000	291,600

CIT Group, Inc. 144A company
guaranty notes 5 1/2s, 2019		635,000	655,638

Citigroup, Inc. unsec. sub. notes 4 3/4s, 2019	EUR	245,000	310,874

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		$420,000	403,200

CNO Financial Group, Inc. 144A company
guaranty sr. notes 6 3/8s, 2020		400,000	424,000

Community Choice Financial, Inc. company
guaranty sr. notes 10 3/4s, 2019		785,000	751,638

Dresdner Funding Trust I 144A bonds 8.151s, 2031		1,245,000	1,249,668

E*Trade Financial Corp. sr. unsec.
unsub. notes 6 3/8s, 2019		1,065,000	1,080,975

HBOS Capital Funding LP 144A bank guaranty
jr. unsec. sub. FRB bonds 6.071s, perpetual
maturity (Jersey)		445,000	387,150

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)		895,000	947,659

CORPORATE BONDS AND NOTES (86.2%)* cont.		Principal amount	Value

Financials cont.
HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)		$300,000	$276,771

Hub International Ltd. 144A company
guaranty sr. notes 8 1/8s, 2018		120,000	125,100

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 8s, 2018		1,095,000	1,149,749

International Lease Finance Corp. sr.
unsec. notes 6 1/4s, 2019		205,000	211,150

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022		725,000	719,563

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015		290,000	294,350

International Lease Finance Corp. sr. unsec.
unsub. notes 4 5/8s, 2021		255,000	234,600

iStar Financial, Inc. sr. unsec. notes
7 1/8s, 2018 R		420,000	435,750

iStar Financial, Inc. sr. unsec.
unsub. notes Ser. B, 9s, 2017 R		390,000	436,800

LBG Capital No. 1 PLC 144A jr. unsec. sub. FRN
notes 8s, perpetual maturity (United Kingdom)		110,000	111,238

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. FRN notes 7s, 2037		120,000	121,200

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037		510,000	597,975

Lloyds TSB Bank PLC jr. sub. FRN notes Ser.
EMTN, 13s, perpetual maturity
(United Kingdom)	GBP	485,000	1,064,798

MPT Operating Partnership LP/MPT Finance
Corp. company guaranty sr. unsec. unsub.
notes 6 3/8s, 2022 R		$425,000	446,250

National Money Mart Co. company
guaranty sr. unsec. unsub. notes 10 3/8s,
2016 (Canada)		375,000	397,500

Nationstar Mortgage, LLC/Nationstar Capital
Corp. company guaranty sr. unsec. notes
9 5/8s, 2019		300,000	336,000

Nationstar Mortgage, LLC/Nationstar Capital
Corp. company guaranty sr. unsec. notes
7 7/8s, 2020		615,000	651,900

Nationstar Mortgage, LLC/Nationstar Capital
Corp. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2021		305,000	292,800

Neuberger Berman Group LLC/Neuberger Berman
Finance Corp. 144A sr. notes 5 7/8s, 2022		480,000	487,200

Neuberger Berman Group LLC/Neuberger Berman
Finance Corp. 144A sr. notes 5 5/8s, 2020		310,000	320,075

Nuveen Investments, Inc. 144A sr. unsec.
notes 9 1/2s, 2020		490,000	487,550

Nuveen Investments, Inc. 144A sr. unsec.
notes 9 1/8s, 2017		375,000	375,938

Onex USI Acquisition Corp. 144A sr. unsec.
notes 7 3/4s, 2021		530,000	523,375

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		645,000	717,563

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		480,000	508,200

Provident Funding Associates LP/PFG Finance Corp.
144A company guaranty sr. unsec. notes 6 3/4s, 2021		585,000	583,538

Provident Funding Associates LP/PFG Finance Corp.
144A sr. notes 10 1/8s, 2019		430,000	475,150

RBS Capital Trust III bank guaranty jr. unsec.
sub. notes 5.512s, perpetual maturity
(United Kingdom)		290,000	211,700

Putnam VT High Yield Fund 9

CORPORATE BONDS AND NOTES (86.2%)* cont.		Principal amount	Value

Financials cont.
Regions Bank unsec. sub. notes 7 1/2s, 2018		$160,000	$186,625

Royal Bank of Scotland PLC (The) jr. unsec.
sub. FRB bonds 7.648s, perpetual maturity
(United Kingdom)		1,915,000	1,742,650

SLM Corp. sr. unsec. unsub. notes Ser. MTN,
8.45s, 2018		1,650,000	1,831,500

Springleaf Finance Corp. sr. unsec.
notes Ser. MTN, 6.9s, 2017		1,580,000	1,550,375

Springleaf Finance Corp. 144A sr. unsec.
notes 6s, 2020		310,000	277,450

			29,731,285
Gaming and lottery (2.7%)
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		901,000	898,748

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018		157,000	94,200

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017		190,000	197,838

Caesars Entertainment Operating Co., Inc. 144A
company guaranty sr. notes 9s, 2020		1,950,000	1,862,249

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019		530,000	556,500

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s,
2022 (Canada)	CAD	760,000	746,783

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. notes 5 7/8s, 2021		$250,000	238,750

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2020		275,000	287,375

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019		635,000	668,338

Mashantucket Western Pequot Tribe 144A
bonds Ser. A, 8 1/2s, 2015 (In default) †		1,445,000	86,700

MTR Gaming Group, Inc. company
guaranty notes 11 1/2s, 2019 ‡‡		1,393,299	1,455,996

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019		508,000	548,640

ROC Finance, LLC/ROC Finance 1 Corp. 144A
notes 12 1/8s, 2018		880,000	1,001,000

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		1,265,000	1,336,156

			9,979,273
Health care (6.8%)
Acadia Healthcare Co., Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2021		365,000	365,000

AmSurg Corp. company guaranty sr. unsec.
unsub. notes 5 5/8s, 2020		490,000	490,000

Aviv Healthcare Properties LP company
guaranty sr. unsec. notes 7 3/4s, 2019		655,000	699,213

Biomet, Inc. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020		825,000	850,266

Capella Healthcare, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2017		880,000	932,800

Capsugel FinanceCo SCA 144A company
guaranty sr. unsec. notes 9 7/8s, 2019	EUR	895,000	1,287,776

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018		$580,000	588,700

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019		255,000	271,256

ConvaTec Healthcare E SA 144A sr. notes
7 3/8s, 2017 (Luxembourg)	EUR	165,000	226,391

ConvaTec Healthcare E SA 144A sr. unsec.
notes 10 1/2s, 2018 (Luxembourg)		$1,305,000	1,425,713

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Health care cont.
Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019	$92,000	$97,750

Endo Health Solutions, Inc. company
guaranty sr. unsec. notes 7s, 2019	480,000	484,800

Envision Healthcare Holdings, Inc. 144A sr. unsec.
notes 9 1/4s, 2017 ‡‡	850,000	860,625

Fresenius Medical Care US Finance II, Inc. 144A
company guaranty sr. unsec. notes 5 5/8s, 2019	615,000	639,600

HCA, Inc. sr. notes 6 1/2s, 2020	2,385,000	2,581,762

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	210,000	232,050

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	830,000	862,163

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019	605,000	610,672

Jaguar Holding Co. I 144A sr. unsec.
notes 9 3/8s, 2017 ‡‡	310,000	323,950

Jaguar Holding Co.II/Jaguar Merger Sub, Inc.
144A sr. unsec. notes 9 1/2s, 2019	780,000	861,900

Kinetic Concepts, Inc./KCI USA, Inc. company
guaranty notes 10 1/2s, 2018	1,255,000	1,345,987

Kinetic Concepts, Inc./KCI USA, Inc. company
guaranty sr. unsec. notes 12 1/2s, 2019	395,000	407,344

Multiplan, Inc. 144A company
guaranty sr. notes 9 7/8s, 2018	635,000	690,563

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	455,000	484,575

Service Corp. International/US 144A sr. unsec.
notes 5 3/8s, 2022	260,000	259,350

Service Corp. International/US sr. notes 7s, 2019	345,000	364,838

Sky Growth Acquisition Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2020	940,000	963,500

Stewart Enterprises, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2019	620,000	657,200

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	890,000	916,700

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015	174,488	174,488

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	100,000	105,500

Tenet Healthcare Corp. company
guaranty sr. notes 6 1/4s, 2018	655,000	689,388

Tenet Healthcare Corp. 144A company
guaranty sr. notes 4 1/2s, 2021	180,000	167,850

Tenet Healthcare Corp. 144A company
guaranty sr. notes 4 3/8s, 2021	560,000	513,800

United Surgical Partners International, Inc.
company guaranty sr. unsec. unsub. notes 9s, 2020	205,000	221,400

Valeant Pharmaceuticals International 144A
company guaranty sr. notes 7s, 2020	130,000	132,600

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 7/8s, 2018	320,000	328,000

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 3/8s, 2020	115,000	113,563

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	905,000	936,675

VPII Escrow Corp. 144A sr. unsec. notes 6 3/4s,
2018 (Canada)	695,000	712,375

		24,878,083
Homebuilding (1.9%)
Beazer Homes USA, Inc. company
guaranty sr. notes 6 5/8s, 2018	200,000	212,250

Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 8 1/8s, 2016	510,000	557,175

10 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Homebuilding cont.
Beazer Homes USA, Inc. 144A company
guaranty sr. unsec. notes 7 1/4s, 2023	$110,000	$111,100

Brookfield Residential Properties, Inc. 144A
company guaranty sr. unsec. notes 6 1/2s,
2020 (Canada)	590,000	594,425

Brookfield Residential Properties, Inc./Brookfield
Residential US Corp. 144A company guaranty
sr. unsec. notes 6 1/8s, 2022 (Canada)	350,000	345,509

K Hovnanian Enterprises, Inc. 144A company
guaranty notes 9 1/8s, 2020	190,000	208,050

K Hovnanian Enterprises, Inc. 144A
sr. notes 7 1/4s, 2020	180,000	194,400

Lennar Corp. 144A company guaranty sr. unsec.
notes 5s, 2022	260,000	247,000

M/I Homes, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	941,000	1,020,984

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	520,000	509,600

Pulte Group, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2017	885,000	993,413

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	410,000	451,000

Realogy Corp. 144A company guaranty sr.
notes 9s, 2020	165,000	183,975

Realogy Corp. 144A company
guaranty sr. notes 7 5/8s, 2020	170,000	184,025

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 7 3/4s, 2020	137,000	147,275

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021	255,000	242,250

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A sr. notes 7 3/4s, 2020	719,000	774,722

		6,977,153
Household furniture and appliances (0.2%)
RSI Home Products, Inc. 144A company
guaranty notes 6 7/8s, 2018	600,000	607,499

Tempur-Pedic International, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 7/8s, 2020	40,000	42,200

		649,699
Lodging/Tourism (1.7%)
Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2022	280,000	295,400

CityCenter Holdings LLC/CityCenter Finance Corp.
company guaranty notes 10 3/4s, 2017 ‡‡	1,327,608	1,433,816

FelCor Lodging LP company guaranty sr. notes
10s, 2014 R	260,000	280,800

FelCor Lodging LP company
guaranty sr. notes 6 3/4s, 2019 R	1,155,000	1,206,975

FelCor Lodging LP company
guaranty sr. notes 5 5/8s, 2023 R	185,000	179,913

MGM Resorts International company
guaranty sr. unsec. notes 7 5/8s, 2017	650,000	710,125

MGM Resorts International company
guaranty sr. unsec. notes 6 7/8s, 2016	295,000	315,650

MGM Resorts International company
guaranty sr. unsec. notes 6 3/4s, 2020	460,000	476,100

MGM Resorts International company
guaranty sr. unsec. unsub. notes 8 5/8s, 2019	440,000	497,200

MGM Resorts International company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	425,000	460,063

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount		Value

Lodging/Tourism cont.
MGM Resorts International company
guaranty sr. unsec. unsub. notes 6 5/8s, 2021		$145,000	$149,350

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		130,000	125,775

			6,131,167
Media (0.1%)
Affinion Group Holdings, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2015		100,000	50,000

Nielsen Finance, LLC/Nielsen Finance Co. 144A
sr. unsec. notes 4 1/2s, 2020		360,000	340,199

			390,199
Oil and gas (11.7%)
Access Midstream Partners LP/ACMP Finance
Corp. company guaranty sr. unsec. notes
5 7/8s, 2021		320,000	324,800

Access Midstream Partners LP/ACMP Finance
Corp. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		820,000	760,550

Access Midstream Partners, LP/ACMP Finance
Corp. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022		235,000	237,938

Athlon Holdings LP/Athlon Finance Corp. 144A
company guaranty sr. unsec. notes 7 3/8s, 2021		760,000	756,200

Atlas Pipeline Partners LP/Atlas Pipeline
Finance Corp. 144A company
guaranty sr. notes 6 5/8s, 2020		230,000	230,575

Atwood Oceanics, Inc. sr. unsec.
unsub. notes 6 1/2s, 2020		370,000	383,875

Aurora USA Oil & Gas Inc., 144A sr. notes
9 7/8s, 2017		590,000	620,975

Carrizo Oil & Gas, Inc. company
guaranty sr. unsec. notes 8 5/8s, 2018		1,290,000	1,380,299

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 9 7/8s, 2020		605,000	671,550

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2021		695,000	731,488

Chesapeake Energy Corp. company
guaranty sr. unsec. bonds 6 1/4s, 2017	EUR	220,000	298,356

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015		$490,000	541,450

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 5 3/4s, 2023		180,000	182,250

Chesapeake Oilfield Operating, LLC/Chesapeake
Oilfield Finance, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 5/8s, 2019		770,000	762,300

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017		640,000	659,200

Concho Resources, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2022		855,000	910,575

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023		395,000	391,050

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2022		335,000	331,650

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s,
2019 (Canada)		600,000	342,000

Continental Resources, Inc. company
guaranty sr. unsec. notes 5s, 2022		1,300,000	1,322,750

Continental Resources, Inc. 144A company
guaranty sr. unsec. unsub. notes 4 1/2s, 2023		270,000	262,575

Crosstex Energy LP/Crosstex Energy Finance Corp.
company guaranty sr. unsec. notes 8 7/8s, 2018		875,000	927,500

Crosstex Energy LP/Crosstex Energy Finance Corp.
company guaranty sr. unsec. notes 7 1/8s, 2022		250,000	254,375

Putnam VT High Yield Fund 11

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Oil and gas cont.
CrownRock LP/CrownRock Finance, Inc. 144A
sr. unsec. notes 7 1/8s, 2021	$370,000	$362,600

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 8 1/4s, 2020	682,000	736,560

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021	400,000	417,000

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	1,310,000	1,224,850

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017	220,000	229,900

Forbes Energy Services Ltd. company
guaranty sr. unsec. notes 9s, 2019	570,000	561,450

Goodrich Petroleum Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2019	1,315,000	1,295,275

Gulfport Energy Corp. 144A company
guaranty sr. unsec. notes 7 3/4s, 2020	255,000	258,188

Halcon Resources Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2021	1,585,000	1,537,449

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017	65,000	69,063

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	850,000	907,375

Hercules Offshore, Inc. 144A sr. unsec.
notes 8 3/4s, 2021	240,000	240,000

Kodiak Oil & Gas Corp. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2019	1,135,000	1,231,475

Laredo Petroleum, Inc. company
guaranty sr. unsec. notes 7 3/8s, 2022	245,000	257,250

Laredo Petroleum, Inc. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2019	1,205,000	1,325,500

Linn Energy LLC/Linn Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6 1/4s, 2019	950,000	904,875

Lone Pine Resources Canada, Ltd. company
guaranty sr. unsec. notes 10 3/8s, 2017 (Canada)	195,000	140,400

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	540,000	535,275

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (Canada)	330,000	320,100

Milagro Oil & Gas, Inc. company
guaranty notes 10 1/2s, 2016 (In default) †	865,000	627,125

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	615,000	613,463

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	265,000	274,938

Northern Oil and Gas, Inc. company
guaranty sr. unsec. notes 8s, 2020	910,000	919,100

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023	400,000	416,000

PetroBakken Energy, Ltd. 144A sr. unsec.
notes 8 5/8s, 2020 (Canada)	1,235,000	1,173,250

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	1,170,000	1,239,937

Plains Exploration & Production Co. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2019	200,000	212,065

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	340,000	364,650

Range Resources Corp. company guaranty sr.
unsec. sub. notes 5s, 2022	300,000	293,250

Rosetta Resources, Inc. company
guaranty sr. unsec. notes 9 1/2s, 2018	980,000	1,058,400

Rosetta Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 5/8s, 2021	215,000	209,894

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Oil and gas cont.
Sabine Pass LNG LP company
guaranty sr. notes 7 1/2s, 2016	$1,360,000	$1,463,700

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	285,000	287,850

Samson Investment Co. 144A sr. unsec.
notes 10s, 2020	1,540,000	1,622,774

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2021	445,000	424,975

Seven Generations Energy Ltd. 144A sr. unsec.
notes 8 1/4s, 2020 (Canada)	235,000	233,825

Shelf Drilling Holdings Ltd. 144A
sr. notes 8 5/8s, 2018	620,000	644,800

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	390,000	408,525

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	320,000	336,000

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	120,000	126,000

Suburban Propane Partners LP/Suburban Energy
Finance Corp. sr. unsec. notes 7 3/8s, 2021	612,000	636,480

Unit Corp. company
guaranty sr. sub. notes 6 5/8s, 2021	630,000	644,175

Whiting Petroleum Corp. company
guaranty notes 7s, 2014	685,000	700,413

Williams Cos., Inc. (The) notes 7 3/4s, 2031	435,000	508,058

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	208,000	251,090

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	260,000	262,600

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	965,000	989,125

		42,781,328
Publishing (—%)
American Media, Inc. 144A notes 13 1/2s, 2018	116,844	108,080

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	60,000	57,900

		165,980
Regional Bells (0.9%)
Cincinnati Bell, Inc. company guaranty sr. unsec.
notes 8 3/8s, 2020	110,000	113,025

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	55,000	55,069

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2017	670,000	698,475

CyrusOne LP/CyrusOne Finance Corp. 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022	235,000	240,875

Frontier Communications Corp. sr. unsec.
notes 9 1/4s, 2021	65,000	74,263

Frontier Communications Corp. sr. unsec.
notes 8 1/2s, 2020	565,000	622,913

Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018	1,090,000	1,198,999

Frontier Communications Corp. sr. unsec.
unsub. notes 7 5/8s, 2024	180,000	180,000

		3,183,619
Retail (2.6%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	100,000	110,750

Autonation, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2018	265,000	295,475

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	215,000	225,750

Bon-Ton Department Stores, Inc. (The) company
guaranty notes 10 5/8s, 2017	336,000	336,000

Bon-Ton Department Stores, Inc. (The) 144A
notes 8s, 2021	180,000	182,925

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019	660,000	729,300

12 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Retail cont.
Burlington Holdings, LLC/Burlington Holding
Finance, Inc. 144A sr. unsec. notes 9s, 2018 ‡‡	$145,000	$148,625

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023	850,000	828,750

Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9 3/4s, 2019 ‡‡	290,000	297,975

L Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	805,000	873,424

L Brands, Inc. sr. notes 5 5/8s, 2022	315,000	318,938

Michaels Stores, Inc. company
guaranty notes 11 3/8s, 2016	778,000	811,073

Needle Merger Sub Corp. 144A sr. unsec.
notes 8 1/8s, 2019	895,000	912,900

Neiman-Marcus Group, Inc. (The) company
guaranty sr. notes 7 1/8s, 2028	475,000	475,000

New Academy Finance Co., LLC/New Academy
Finance Corp. 144A sr. unsec. notes 8s, 2018 ‡‡	645,000	657,900

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/4s, 2022	580,000	591,600

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	445,000	478,375

Petco Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2017 ‡‡	265,000	267,650

Rent-A-Center, Inc. 144A sr. unsec. notes 4 3/4s, 2021	425,000	398,438

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017	30,000	31,163

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 ‡‡	675,000	693,563

		9,665,574
Technology (3.9%)
Alcatel-Lucent USA, Inc. sr. unsec.
unsub. notes 6.45s, 2029	145,000	109,838

Avaya, Inc. 144A company guaranty notes
10 1/2s, 2021	370,000	280,275

Avaya, Inc. 144A company guaranty sr.
notes 7s, 2019	925,000	834,813

Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	99,300	100,541

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	765,000	775,519

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	385,000	427,350

Ceridian Corp. 144A sr. unsec. notes 11s, 2021	700,000	770,000

Epicor Software Corp. company guaranty sr. unsec.
notes 8 5/8s, 2019	385,000	394,625

First Data Corp. company guaranty sr. unsec.
notes 12 5/8s, 2021	1,035,000	1,094,513

First Data Corp. 144A company
guaranty notes 8 1/4s, 2021	1,265,000	1,290,299

First Data Corp. 144A company
guaranty sr. notes 7 3/8s, 2019	865,000	888,788

First Data Corp. 144A company guaranty sr. unsec.
notes 11 1/4s, 2021	495,000	493,763

First Data Corp. 144A company guaranty sr. unsec.
sub. notes 11 3/4s, 2021	510,000	459,000

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 10 3/4s, 2020	372,000	409,200

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	112,000	121,520

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	1,235,000	1,330,713

Infor US, Inc. company guaranty sr. unsec.
notes 9 3/8s, 2019	210,000	227,588

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Technology cont.
Infor US, Inc. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2018	$345,000	$390,713

Iron Mountain, Inc. company
guaranty sr. sub. notes 7 3/4s, 2019	295,000	317,125

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	150,000	159,563

Jazz Technologies, Inc. company
guaranty sr. unsec. notes 8s, 2015	648,000	596,160

Softbank Corp. 144A sr. unsec. notes 4 1/2s,
2020 (Japan)	985,000	946,623

SunGard Data Systems, Inc. 144A company
guaranty sr. sub. notes 6 5/8s, 2019	370,000	371,850

SunGard Data Systems, Inc. 144A sr. unsec.
notes 7 5/8s, 2020	510,000	540,600

Syniverse Holdings, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2019	870,000	928,725

		14,259,704
Telecommunications (7.2%)
Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2017	330,000	381,975

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2015	410,000	435,625

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2015	400,000	425,000

Crown Castle International Corp. sr. unsec.
notes 7 1/8s, 2019	310,000	330,925

Crown Castle International Corp. sr. unsec.
notes 5 1/4s, 2023	505,000	484,800

Digicel Group, Ltd. 144A sr. notes 10 1/2s,
2018 (Jamaica)	300,000	318,000

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Jamaica)	865,000	895,275

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s,
2017 (Jamaica)	420,000	436,800

Equinix, Inc. sr. unsec. notes 7s, 2021	310,000	336,350

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019	455,000	482,300

Hughes Satellite Systems Corp. company
guaranty sr. unsec. notes 7 5/8s, 2021	805,000	855,313

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	365,000	383,250

Intelsat Jackson Holdings SA 144A sr. unsec.
notes 6 5/8s, 2022 (Bermuda)	305,000	295,850

Intelsat Luxembourg SA 144A company guaranty
sr. unsec. notes 8 1/8s, 2023 (Luxembourg)	1,275,000	1,316,438

Intelsat Luxembourg SA 144A sr. unsec. notes
7 3/4s, 2021 (Luxembourg)	1,580,000	1,595,799

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 8 5/8s, 2020	565,000	601,725

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2019	140,000	147,000

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 7s, 2020	360,000	359,100

Lynx I Corp. 144A sr. notes 5 3/8s, 2021	285,000	286,425

Lynx II Corp. 144A sr. unsec. notes 6 3/8s, 2023	285,000	287,850

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2018	510,000	543,150

MetroPCS Wireless, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 5/8s, 2023	845,000	859,788

Putnam VT High Yield Fund 13

CORPORATE BONDS AND NOTES (86.2%)* cont.		Principal amount	Value

Telecommunications cont.
MetroPCS Wireless, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 1/4s, 2021		$745,000	$758,038

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016 (Mexico)		120,000	116,400

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019 (Mexico)		160,000	135,200

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021 (Mexico)		690,000	533,025

NII International Telecom Sarl 144A company guaranty
sr. unsec. notes 11 3/8s, 2019 (Luxembourg)		110,000	117,700

NII International Telecom Sarl 144A company guaranty
sr. unsec. notes 7 7/8s, 2019 (Luxembourg)		550,000	521,125

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018		925,000	1,022,125

Qwest Corp. sr. unsec. notes 6 3/4s, 2021		510,000	570,269

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		555,000	620,567

SBA Telecommunications, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2019		380,000	411,350

SBA Telecommunications, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2020		200,000	200,500

Sprint Capital Corp. company guaranty 6 7/8s, 2028		1,760,000	1,689,600

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		805,000	903,613

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		245,000	258,475

Sprint Nextel Corp. sr. unsec.
unsub. notes 9 1/8s, 2017		615,000	707,250

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		380,000	399,000

Sprint Nextel Corp. 144A company
guaranty sr. unsec. notes 9s, 2018		1,185,000	1,383,487

West Corp. company guaranty sr. unsec.
notes 8 5/8s, 2018		335,000	358,031

West Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019		450,000	468,000

Wind Acquisition Finance SA company
guaranty sr. notes Ser. REGS, 7 3/8s, 2018
(Luxembourg)	EUR	195,000	253,532

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Luxembourg)		$725,000	730,438

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Luxembourg)		315,000	327,600

Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes 12 1/4s, 2017 (Luxembourg) ‡‡		152,831	153,977

Windstream Corp. company guaranty sr. unsec.
notes 6 3/8s, 2023		330,000	308,550

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		260,000	276,900

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		535,000	587,163

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021		260,000	269,100

			26,139,753
Telephone (0.2%)
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		145,000	146,450

Cricket Communications, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2020		490,000	470,399

			616,849
Textiles (0.3%)
Hanesbrands, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2020		575,000	613,093

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		325,000	345,313

			958,406

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Transportation (1.2%)
Aguila 3 SA 144A company
guaranty sr. notes 7 7/8s, 2018 (Luxembourg)	$1,260,000	$1,297,800

Air Medical Group Holdings, Inc. company
guaranty sr. notes 9 1/4s, 2018	986,000	1,062,414

CHC Helicopter SA company
guaranty sr. notes 9 1/4s, 2020 (Canada)	750,000	768,750

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	770,000	850,850

Watco Cos LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/8s, 2023	530,000	527,350

		4,507,164
Utilities and power (4.5%)
AES Corp. (VA) sr. unsec. notes 8s, 2020	380,000	433,200

AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	698,000	785,250

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	970,000	1,064,575

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	255,000	237,788

Calpine Corp. 144A company
guaranty sr. notes 7 7/8s, 2020	634,000	687,890

Calpine Corp. 144A sr. notes 7 1/4s, 2017	1,211,000	1,262,468

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037	1,055,000	1,169,999

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	985,000	1,029,324

Dynegy Holdings Escrow, LLC escrow bonds
7 3/4s, 2019	1,145,000	1,431

El Paso Natural Gas Co. debs. 8 5/8s, 2022	360,000	463,422

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	160,000	175,200

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. 144A notes 12 1/4s, 2022	780,000	861,900

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. 144A sr. notes 10s, 2020	300,000	327,750

Energy Transfer Equity LP company
guaranty sr. unsec. notes 7 1/2s, 2020	860,000	939,550

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. notes 6 7/8s, 2019	285,000	304,950

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. notes 7 3/4s, 2022	190,000	203,300

EP Energy/EP Energy Finance, Inc. sr. unsec.
notes 9 3/8s, 2020	1,095,000	1,234,613

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A
sr. unsec. notes 8 1/8s, 2017 ‡‡	401,514	411,552

GenOn Americas Generation, LLC sr. unsec.
notes 9 1/8s, 2031	215,000	230,050

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	680,000	748,000

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	195,000	216,450

NRG Energy, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2021	1,290,000	1,377,074

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	480,000	562,380

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	205,000	231,650

Regency Energy Partners company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	455,000	448,175

Regency Energy Partners 144A company
guaranty sr. unsec. notes 4 1/2s, 2023	365,000	330,325

Tennessee Gas Pipeline Co., LLC sr. unsec.
unsub. debs. 7s, 2028	140,000	170,026

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty notes 15s, 2021	910,000	238,875

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC 144A company
guaranty sr. notes 11 1/2s, 2020	415,000	310,213

		16,457,380

Total corporate bonds and notes (cost $305,926,363)		$315,091,215

14 Putnam VT High Yield Fund

SENIOR LOANS (5.1%)* [c]	Principal amount	Value

Basic materials (0.1%)
Oxea Sarl bank term loan FRN 8 1/4s, 2020
(Germany)	$365,000	$362,719

		362,719
Capital goods (0.1%)
Mirror Bidco Corp. bank term loan FRN 5 1/4s,
2019 (Luxembourg)	349,125	349,016

		349,016
Communication services (0.4%)
Asurion Corp. bank term loan FRN 11s, 2019	580,000	606,100

Cricket Communications, Inc. bank term loan FRN
Ser. C, 4 3/4s, 2020	980,000	969,178

		1,575,278
Consumer cyclicals (2.3%)
Academy, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2018	144,275	144,546

Aot Bedding Super Holdings, LLC bank term loan
FRN 5s, 2019	364,088	364,315

Burlington Coat Factory Warehouse Corp. bank term
loan FRN Ser. B2, 4 1/4s, 2017	112,016	112,016

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B6, 5.443s, 2018	1,580,744	1,394,216

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	1,039,827	1,035,927

Clear Channel Communications, Inc. bank term loan
FRN Ser. D, 6.944s, 2019	1,464,000	1,331,782

Golden Nugget, Inc. bank term loan FRN Ser. B,
3.2s, 2014 ‡‡	406,828	394,420

Golden Nugget, Inc. bank term loan FRN Ser. DD,
3.2s, 2014 ‡‡	231,569	224,506

Harrah’s bank term loan FRN Ser. B, 9 1/2s, 2016	275,738	273,440

J.C. Penney Corp., Inc. bank term loan FRN 6s, 2018	525,000	525,000

Neiman Marcus Group, Inc. (The) bank term loan
FRN 4s, 2018	590,000	587,235

Travelport, LLC bank term loan FRN 9 1/2s, 2016	930,334	950,685

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	549,447	545,326

Univision Communications, Inc. bank term loan FRN
Ser. C1, 4 1/2s, 2020	212,281	210,159

		8,093,573
Consumer staples (0.2%)
H.J. Heinz Co. bank term loan FRN Ser. B2,
3 1/2s, 2020	535,000	534,398

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	310,000	308,450

		842,848
Energy (0.4%)
Frac Tech International, LLC bank term loan FRN
Ser. B, 8 1/2s, 2016	715,653	688,560

Offshore Group Investment, Ltd. bank term loan
FRN Ser. B, 5 3/4s, 2019 (Cayman Islands)	235,000	235,529

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s,
2018 (Canada)	608,475	605,323

		1,529,412
Financials (0.4%)
iStar Financial, Inc. bank term loan FRN
4 1/2s, 2017 R	531	538

iStar Financial, Inc. bank term loan FRN
Ser. A2, 7s, 2017 R	170,000	177,933

Nuveen Investments, Inc. bank term loan
FRN 6 1/2s, 2019	1,000,000	988,749

Springleaf Financial Funding Co. bank term loan
FRN Ser. B, 5 1/2s, 2017	263,201	263,284

		1,430,504
Health care (0.6%)
Ardent Medical Services, Inc. bank term loan
FRN 6 3/4s, 2018	508,725	509,361

Emergency Medical Services Corp. bank term loan
FRN Ser. B, 4s, 2018	565,520	563,600

SENIOR LOANS (5.1%)* [c] cont.	Principal amount	Value

Health care cont.
Kinetic Concepts, Inc. bank term loan FRN
Ser. D1, 4 1/2s, 2018	$179,097	$179,022

Par Pharmaceutical Cos., Inc. bank term loan FRN
Ser. B, 4 1/4s, 2019	388,052	385,073

Pharmaceutical Product Development, Inc. bank
term loan FRN Ser. B, 4 1/4s, 2018	333,913	333,820

		1,970,876
Technology (—%)
Alcatel-Lucent USA, Inc. bank term loan FRN
Ser. C, 7 1/4s, 2018	139,650	140,726

		140,726
Transportation (0.2%)
Air Medical Group Holdings, Inc. bank term loan
FRN 7 5/8s, 2018 ‡‡	750,000	735,000

		735,000
Utilities and power (0.4%)
Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.72s, 2017	2,284,778	1,595,345

		1,595,345

Total senior loans (cost $19,034,995)		$18,625,297

COMMON STOCKS (2.1%)*	Shares	Value

Air Methods Corp.	10,920	$369,970

Calpine Corp. †	19,375	411,331

CIT Group, Inc. †	6,665	310,789

Deepocean Group (Shell) (acquired 6/09/11,
cost $73,240) (Norway) ‡	25,695	385,425

DISH Network Corp. Class A	13,165	559,776

General Motors Co. †	22,547	751,040

Gulfport Energy Corp. †	15,200	715,464

Harry & David Holdings, Inc. †	925	105,450

Huntsman Corp.	19,305	319,691

Kodiak Oil & Gas Corp. †	65,515	582,428

LyondellBasell Industries NV Class A	6,283	416,312

Manitowoc Co., Inc. (The)	20,445	366,170

Motors Liquidation Co. GUC Trust (Units) †	1,620	49,734

Newfield Exploration Co. †	8,745	208,918

NII Holdings, Inc. †	42,215	281,574

Quintiles Transnational Corp. †	5,156	219,439

Terex Corp. †	15,379	404,468

Tribune Co. †	7,812	444,503

Tribune Co. Class 1C F	682,134	170,534

Trump Entertainment Resorts, Inc. †	913	1,826

Vantage Drilling Co. †	230,353	469,920

Total common stocks (cost $7,918,379)		$7,544,762

CONVERTIBLE PREFERRED STOCKS (1.1%)*	Shares	Value

EPR Properties Ser. C, $1.44 cv. pfd.	34,707	$797,720

General Motors Co. Ser. B, $2.375 cv. pfd.	17,091	825,708

MetLife, Inc. $3.75 cv. pfd.	10,405	567,593

United Technologies Corp. $3.75 cv. pfd.	7,600	451,136

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	470	559,300

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. †	12,840	654,968

Total convertible preferred stocks (cost $3,754,396)		$3,856,425

PREFERRED STOCKS (0.5%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	889	$844,966

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	26,210	682,771

M/I Homes, Inc. $2.438 pfd.	14,167	361,259

Total preferred stocks (cost $1,309,589)		$1,888,996

Putnam VT High Yield Fund 15

CONVERTIBLE BONDS AND NOTES (0.4%)*		Principal amount		Value

DFC Global Corp. 144A cv. sr. unsec.
unsub. notes 3 1/4s, 2017			$390,000	$387,192

iStar Financial, Inc. cv. sr. unsec.
unsub. notes 3s, 2016 R			365,000	432,981

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014			367,000	695,464

Total convertible bonds and notes (cost $1,167,057)				$1,515,637

WARRANTS (0.1%)* †	Expiration date	Strike price	Warrants	Value

Charter Communications,
Inc. Class A	11/30/14	$46.86	37	$2,960

General Motors Co.	7/10/19	18.33	5,869	95,958

General Motors Co.	7/10/16	10.00	5,869	140,856

Tower Semiconductor,
Ltd. 144A (Israel) F	6/30/15	1.70	192,571	—

Total warrants (cost $242,005)				$239,774

SHORT-TERM INVESTMENTS (3.9%)*		Principal amount/shares		Value

Putnam Short Term Investment Fund 0.03% L			14,086,487	$14,086,487

SSgA Prime Money Market Fund 0.03% P			10,000	10,000

U.S. Treasury Bills with an effective yield
of 0.16%, July 25, 2013			$120,000	119,987

Total short-term investments (cost $14,216,474)				$14,216,474

Total investments (cost $353,569,258)				$362,978,580

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through June 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $365,411,340.

† Non-income-producing security.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $385,425, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $8,608,675) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Euro	Sell	9/18/13	$993,497	$999,093	$5,596

Barclays Bank PLC

	British Pound	Sell	9/18/13	1,101,822	1,111,426	9,604

	Euro	Sell	9/18/13	350,654	352,803	2,149

Credit Suisse International

	Euro	Sell	9/18/13	952,220	957,754	5,534

Deutsche Bank AG

	Euro	Sell	9/18/13	1,325,529	1,333,376	7,847

Goldman Sachs International

	Euro	Sell	9/18/13	643,494	647,496	4,002

State Street Bank and Trust Co.

	Canadian Dollar	Sell	7/17/13	707,176	729,521	22,345

	Euro	Sell	9/18/13	889,199	894,599	5,400

UBS AG

	Euro	Sell	9/18/13	836,334	840,963	4,629

WestPac Banking Corp.

	Euro	Sell	9/18/13	737,505	741,644	4,139

Total						$71,245

16 Putnam VT High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$736,003	$—	$—

Capital goods	770,638	—	—

Communication services	841,350	—	—

Consumer cyclicals	1,245,277	1,826	170,534

Consumer staples	—	105,450	—

Energy	1,976,730	385,425	—

Financials	310,789	—	—

Health care	589,409	—	—

Utilities and power	411,331	—	—

Total common stocks	6,881,527	492,701	170,534

Convertible bonds and notes	—	1,515,637	—

Convertible preferred stocks	451,136	3,405,289	—

Corporate bonds and notes	—	315,091,215	—

Preferred stocks	—	1,888,996	—

Senior loans	—	18,625,297	—

Warrants	236,814	2,960	—

Short-term investments	14,096,487	119,987	—

Totals by level	$21,665,964	$341,142,082	$170,534

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$71,245	$—

Totals by level	$—	$71,245	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 17

Statement of assets and liabilities
6/30/13 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $339,482,771)	$348,892,093

Affiliated issuers (identified cost $14,086,487) (Notes 1 and 6)	14,086,487

Cash	117,236

Dividends, interest and other receivables	6,118,145

Receivable for shares of the fund sold	336,947

Receivable for investments sold	1,032,794

Unrealized appreciation on forward currency contracts (Note 1)	71,245

Total assets	370,654,947

Liabilities

Payable for investments purchased	4,322,250

Payable for shares of the fund repurchased	452,416

Payable for compensation of Manager (Note 2)	174,974

Payable for custodian fees (Note 2)	9,223

Payable for investor servicing fees (Note 2)	27,916

Payable for Trustee compensation and expenses (Note 2)	162,434

Payable for administrative services (Note 2)	685

Payable for distribution fees (Note 2)	17,249

Collateral on certain derivative contracts, at value (Note 1)	10,000

Other accrued expenses	66,460

Total liabilities	5,243,607

Net assets	$365,411,340

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$413,293,572

Undistributed net investment income (Note 1)	11,244,100

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(68,604,867)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	9,478,535

Total — Representing net assets applicable to capital shares outstanding	$365,411,340

Computation of net asset value Class IA

Net assets	$283,753,000

Number of shares outstanding	42,283,424

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.71

Computation of net asset value Class IB

Net assets	$81,658,340

Number of shares outstanding	12,253,638

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.66

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Statement of operations
Six months ended 6/30/13 (Unaudited)

Investment income

Interest (net of foreign tax of $1,898) (including interest income of $4,584 from investments in affiliated issuers) (Note 6)	$13,935,762

Dividends (net of foreign tax of $848)	195,876

Total investment income	14,131,638

Expenses

Compensation of Manager (Note 2)	1,120,169

Investor servicing fees (Note 2)	197,646

Custodian fees (Note 2)	11,009

Trustee compensation and expenses (Note 2)	17,304

Distribution fees (Note 2)	112,568

Administrative services (Note 2)	4,515

Other	96,514

Total expenses	1,559,725

Expense reduction (Note 2)	(3,596)

Net expenses	1,556,129

Net investment income	12,575,509

Net realized gain on investments (Notes 1 and 3)	4,416,291

Net realized gain on foreign currency transactions (Note 1)	61,975

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	145,161

Net unrealized depreciation of investments during the period	(9,596,648)

Net loss on investments	(4,973,221)

Net increase in net assets resulting from operations	$7,602,288

Statement of changes in net assets

	Six months ended	Year ended
	6/30/13*	12/31/12

Increase (decrease) in net assets

Operations:

Net investment income	$12,575,509	$27,842,534

Net realized gain on investments and foreign currency transactions	4,478,266	2,932,757

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(9,451,487)	28,856,162

Net increase in net assets resulting from operations	7,602,288	59,631,453

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(21,459,376)	(23,246,663)

Class IB	(6,224,546)	(8,598,713)

Decrease from capital share transactions (Note 4)	(12,084,896)	(10,685,047)

Total increase (decrease) in net assets	(32,166,530)	17,101,030

Net assets:

Beginning of period	397,577,870	380,476,840

End of period (including undistributed net investment income of $11,244,100 and $26,352,513, respectively)	$365,411,340	$397,577,870

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 19

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/13†	$7.09	.23	(.10)	.13	(.51)	(.51)	$6.71	1.73*	$283,753	.37*	3.21*	21*

12/31/12	6.61	.48	.55	1.03	(.55)	(.55)	7.09	16.34	305,127.75		7.04	47

12/31/11	7.03	.51	(.37)	.14	(.56)	(.56)	6.61	1.85	283,942.74		7.57	57

12/31/10	6.64	.53	.38	.91	(.52)	(.52)	7.03	14.54	315,694.75		7.91	73

12/31/09	5.00	.47	1.81	2.28	(.64)	(.64)	6.64	50.92	310,578	.73[e]	8.29[e]	63

12/31/08	7.45	.54	(2.33)	(1.79)	(.66)	(.66)	5.00	(26.21)	222,063	.72[e]	8.37[e]	24

Class IB

6/30/13†	$7.03	.21	(.09)	.12	(.49)	(.49)	$6.66	1.60*	$81,658	.49*	3.09*	21*

12/31/12	6.56	.46	.54	1.00	(.53)	(.53)	7.03	16.01	92,450	1.00	6.79	47

12/31/11	6.97	.49	(.36)	.13	(.54)	(.54)	6.56	1.75	96,535.99		7.34	57

12/31/10	6.60	.51	.37	.88	(.51)	(.51)	6.97	14.04	122,982	1.00	7.67	73

12/31/09	4.96	.46	1.80	2.26	(.62)	(.62)	6.60	50.79	116,853	.98[e]	8.05[e]	63

12/31/08	7.39	.52	(2.31)	(1.79)	(.64)	(.64)	4.96	(26.37)	85,287	.97[e]	8.11[e]	24

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.10%

12/31/08	0.10

The accompanying notes are an integral part of these financial statements.

20 Putnam VT High Yield Fund

Notes to financial statements 6/30/13 (Unaudited)

Within the following Notes to financial statements, references to "State Street" represent State Street Bank and Trust Company, references to "the SEC" represent the Securities and Exchange Commission, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through June 30, 2013.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income, with a secondary objective of capital growth when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise

Putnam VT High Yield Fund 21

from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2012, the fund had a capital loss carryover of $72,403,461 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$6,791,658	N/A	$6,791,658	12/31/13

728,766	N/A	728,766	12/31/14

28,491,807	N/A	28,491,807	12/31/16

36,391,230	N/A	36,391,230	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $354,248,930, resulting in gross unrealized appreciation and depreciation of $17,620,681 and $8,891,031, respectively, or net unrealized appreciation of $8,729,650.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 31.0% of the fund is owned by accounts of one insurance company.

22 Putnam VT High Yield Fund

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund's average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund's management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$152,256
Class IB	45,390

Total	$197,646

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund's expenses were reduced by $59 under the expense offset arrangements and by $3,537 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $292, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee's average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$112,568

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $77,998,948 and $100,253,764, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/13		Year ended 12/31/12		Six months ended 6/30/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	2,871,726	$19,973,696	6,250,477	$42,354,016	558,227	$3,899,906	5,178,912	$34,457,721

Shares issued in connection with reinvestment of
distributions	3,160,438	21,459,376	3,604,134	23,246,663	922,155	6,224,546	1,341,453	8,598,713

	6,032,164	41,433,072	9,854,611	65,600,679	1,480,382	10,124,452	6,520,365	43,056,434

Shares repurchased	(6,797,883)	(47,251,264)	(9,772,227)	(66,192,232)	(2,376,631)	(16,391,156)	(8,090,799)	(53,149,928)

Net increase (decrease)	(765,719)	$(5,818,192)	82,384	$(591,553)	(896,249)	$(6,266,704)	(1,570,434)	$(10,093,494)

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$9,200,000

Warrants (number of warrants)	200,000

Putnam VT High Yield Fund 23

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$71,245	Payables	$—

Equity contracts	Investments	239,774	Payables	—

Total		$311,019		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$51,302	$51,302

Total	$51,302	$51,302

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total

Foreign exchange contracts	$—	$152,520	$152,520

Equity contracts	7,427	—	$7,427

Total	$7,427	$152,520	$159,947

Note 6 — Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund *	$11,598,448	$11,864,668	$23,463,116	$2,281	$—

Putnam Short Term Investment Fund *	—	43,136,462	29,049,975	2,303	14,086,487

Totals	$11,598,448	$55,001,130	$52,513,091	$4,584	$14,086,487

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

24 Putnam VT High Yield Fund

Note 9 — Offsetting of financial and derivative assets and liabilities

			Credit Suisse		Goldman Sachs	State Street Bank and		WestPac Banking
	Bank of America N.A.	Barclays Bank PLC	International	Deutsche Bank AG	International	Trust Co.	UBS AG	Corp.	Total

Assets:

Forward currency contracts#	$5,596	$11,753	$5,534	$7,847	$4,002	$27,745	$4,629	$4,139	$71,245

Total Assets	$5,596	$11,753	$5,534	$7,847	$4,002	$27,745	$4,629	$4,139	$71,245

Liabilities:

Forward currency contracts#	—	—	—	—	—	—	—	—	—

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Financial and Derivative Net Assets	$5,596	$11,753	$5,534	$7,847	$4,002	$27,745	$4,629	$4,139	$71,245

Total collateral received (pledged)##	$—	$—	$—	$7,847	$—	$—	$—	$—	$7,847

Net amount	$5,596	$11,753	$5,534	$—	$4,002	$27,745	$4,629	$4,139	$63,398

# Covered by master netting agreement.

## Any over-collateralization of total financial and derivative net assets is not shown.

Putnam VT High Yield Fund 25

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an

26 Putnam VT High Yield Fund

appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net

Putnam VT High Yield Fund 27

asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	3rd	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 118, 102 and 98 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

28 Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund 29

This report has been prepared for the shareholders	H511
of Putnam VT High Yield Fund.	282473 8/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013